EXHIBIT 24
                                                                      ----------

                                POWER OF ATTORNEY

                 FILING OF REGISTRATION STATEMENT ON FORM S-8


            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NORTHROP GRUMMAN CORPORATION, a Delaware corporation (the "Company"), hereby nominate and appoint W. BURKS TERRY and JOHN H. MULLAN, and each of them acting or signing singly, as his or her agents and attorneys-in-fact (the "Agents"), in his or her respective name and in the capacity or capacities indicated below to execute and/or file, with all exhibits thereto, and other documents in connection therewith, (1) a registration statement on Form S-8 under the Securities Act of 1933, as amended, (the "Act"), in connection with the registration under the Act of shares of the Company's common stock issuable under the Northrop Grumman Corporation 2001 Long-Term Incentive Stock Plan (including the schedules and all exhibits and other documents filed therewith or constituting a part thereof); and (2) any one or more amendments to any part of the foregoing registration statement, including any post-effective amendments, or appendices or supplements that may be required to be filed under the Act to keep such registration statement effective or to terminate its effectiveness.

            Further, the undersigned do hereby authorize and direct such agents and attorneys-in-fact to take any and all actions and execute and file any and all documents with the Securities and Exchange Commission (the "SEC"), or state regulatory agencies, necessary, proper or convenient in their opinion to comply with the Act and the rules and regulations or orders of the SEC, or state regulatory agencies, adopted or issued pursuant thereto, including the making of any requests for acceleration of the effective date of said registration statement, to the end that the registration statement of the Company shall become effective under the Act and any other applicable law.

            Finally, each of the undersigned does hereby ratify, confirm and approve each and every act and document which the said appointment agents and attorneys-in-fact may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such documents had been executed or filed by the undersigned respectively.

            This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the SEC.

            IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 6th day of August, 2003.



/s/ Ronald D. Sugar                      President, Chief Executive Officer and
------------------------------           Director (Principal Executive Officer)
Ronald D. Sugar


/s/ Richard B. Waugh, Jr.                Corporate Vice President and Chief
------------------------------           Financial Officer (Principal Financial
Richard B. Waugh, Jr.                    Officer)


/s/ Sandra J. Wright                     Corporate Vice President and Controller
------------------------------           (Principal Accounting Officer)
Sandra J. Wright


/s/ Kent Kresa                           Chairman of the Board
------------------------------
Kent Kresa


/s/ John T. Chain, Jr.                   Director
------------------------------
John T. Chain, Jr.


/s/ Lewis W. Coleman                     Director
------------------------------
Lewis W. Coleman


/s/ Vic Fazio                            Director
------------------------------
Vic Fazio


/s/ Phillip Frost                        Director
------------------------------
Phillip Frost


/s/ Charles R. Larson                    Director
------------------------------
Charles R. Larson


/s/ Charles H. Noski                     Director
------------------------------
Charles H. Noski

/s/ Jay H. Nussbaum                      Director
------------------------------
Jay H. Nussbaum


/s/ Philip A. Odeen                      Director
------------------------------
Philip A. Odeen


/s/ Aulana L. Peters                     Director
------------------------------
Aulana L. Peters


/s/ John Brooks Slaughter                Director
------------------------------
John Brooks Slaughter